UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEP    09.30.17

ANNUAL REPORT

AB LIMITED DURATION HIGH INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Limited Duration High Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 1

ANNUAL REPORT

November 10, 2017

This report provides management’s discussion of fund performance for AB Limited Duration High Income Portfolio for the annual reporting period ended September 30, 2017.

The Fund’s investment objective is to seek the highest level of income that is available without assuming what the Adviser considers to be undue risk to principal.

NAV RETURNS AS OF SEPTEMBER 30, 2017 (unaudited)

	6 months	12 months
AB LIMITED DURATION HIGH INCOME PORTFOLIO
Class A Shares	2.19%	4.44%
Class C Shares	1.90%	3.76%
Advisor Class Shares[1]	2.42%	4.80%
Bloomberg Barclays Global High Yield 1-5 Year Index (USD hedged)	3.60%	8.21%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Global High Yield 1-5 Year Index (USD hedged), for the six- and 12-month periods ended September 30, 2017.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Security selection detracted relative to the benchmark, primarily because of selections within the consumer non-cyclicals, telecommunications and media sectors. Industry positioning dragged on returns due to an underweight in energy, which performed well on oil price increases. Allocations to cash and treasuries—which the Fund holds in order to manage overall risk—also detracted, as riskier high-yield markets rallied in the period. Country allocation (a result of bottom-up security analysis combined with fundamental research) contributed to performance, helped most by an underweight to the eurozone. Neither currency allocation nor yield-curve positioning significantly affected overall returns in the period.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Allocations to cash and treasuries detracted from relative performance as high-yield markets rallied in the period, more than offsetting modest gains from an overweight in banking and underweight to real estate investment trusts. Security selection also

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detracted, primarily within the telecommunications and consumer non-cyclicals sectors. Selections within the technology, capital goods, retailers and services sectors also detracted, but beneficial selections in industrials, banking and energy mitigated these losses. Yield-curve positioning added to performance, helped most by an overweight in five-year maturities along the US yield curve. Country and currency allocations did not have a meaningful impact on overall performance.

During both periods, the Fund utilized currency forwards and currency options, both purchased and written, to hedge currency exposure as well as to manage active currency risk. Purchased and written equity options were also used to hedge equity market exposure. Total return swaps, written swaptions and credit default swaps, both single name and index, were used to hedge credit risk as well as to take active credit and growth risk within US high yield. Interest rate swaps and treasury futures were used to manage duration, country exposure and yield-curve positioning. Equity futures were used to hedge and take active risk.

MARKET REVIEW AND INVESTMENT STRATEGY

Political events and central bank action had a significant impact on bond markets in the six- and 12-month periods ended September 30, 2017. Donald Trump’s US presidential election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were initially treated as positive developments by financial markets, though uncertainty regarding the new administration’s ability to implement meaningful reform increased during the period. Markets were surprised when UK prime minister Theresa May called for a snap parliamentary election three years ahead of schedule, in an effort to firm up the country’s mandate going into Brexit negotiations. The election results increased political uncertainty when May’s Conservative Party failed to secure a majority position. Investors were relieved when centrist, pro-EU candidate Emmanuel Macron was elected president of France and his party went on to win a parliamentary majority. His reformist agenda was seen as more business friendly than the protectionist policies espoused by his opponent. In June 2017, the US Federal Reserve raised interest rates for the third consecutive quarter, hikes that were universally anticipated by markets.

Emerging-market debt rallied over both periods, helped by a positive global growth story and oil prices reaching a two-and-a-half-year high. In the 12-month period, developed-market treasury yields rose almost across the board, the exception being shorter maturities in the UK and eurozone. Emerging-market local-currency government bonds rebounded, while investment-grade credit securities posted flat returns, but both outperformed the negative returns of developed-market treasuries. In the six-month period, US, Canadian, Japanese and Australian yields generally rose, while eurozone yields moved in different directions. Investment-grade credit securities, emerging-market local-currency government bonds and developed-market treasuries all performed well, though they trailed the

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 3

rally in global high yield. Global high-yield securities rallied strongly in both periods, with almost uniformly positive sector performance. Energy was among the top performers in the 12-month period, helped by oil price increases, while consumer-related sectors generally lagged the rising market; the rally in the six-month period was led by the banking and transportation sectors.

INVESTMENT POLICIES

The Fund invests primarily in fixed-income securities, with an emphasis on corporate fixed-income securities rated below investment-grade (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment-grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and, to a lesser extent, equity securities and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s Investors Service, CCC+ by S&P Global Ratings or CCC by Fitch Ratings at the time of purchase. (For the purpose of this 10% limit, the Fund will rely on the highest rating from any of the three rating agencies, and the notional amount of derivatives related to these instruments will be counted.)

The Fund will invest on a global basis, including securities of issuers in both developed- and emerging-market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to use hedging instruments frequently to attempt to limit the currency exposure resulting from such investments.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest rate, credit market and currency fluctuations.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Global High Yield 1-5 Year Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global High Yield 1-5 Year Index represents the performance of non-investment grade fixed-income securities in US, developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the US dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a

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DISCLOSURES AND RISKS (continued)

fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/7/20111 TO 9/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Limited Duration High Income Portfolio Class A shares (from 12/7/20111 to 9/30/2017) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/7/2011.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			2.31%
1 Year	4.44%	-0.02%
5 Years	4.04%	3.14%
Since Inception[2]	5.07%	4.29%
CLASS C SHARES			1.68%
1 Year	3.76%	2.76%
5 Years	3.31%	3.31%
Since Inception[2]	4.32%	4.32%
ADVISOR CLASS SHARES[3]			2.66%
1 Year	4.80%	4.80%
5 Years	4.34%	4.34%
Since Inception[2]	5.36%	5.36%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.07%, 1.81% and 0.80% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.95%, 1.70% and 0.70% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2018. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2017.

2	Inception date: 12/7/2011.

3	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-0.02%
5 Years	3.14%
Since Inception[1]	4.29%
CLASS C SHARES
1 Year	2.76%
5 Years	3.31%
Since Inception[1]	4.32%
ADVISOR CLASS SHARES[2]
1 Year	4.80%
5 Years	4.34%
Since Inception[1]	5.36%

1	Inception date: 12/7/2011.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,021.90	$4.76	0.94%	$4.82	0.95%
Hypothetical**	$1,000	$1,020.36	$4.76	0.94%	$4.81	0.95%
Class C
Actual	$1,000	$1,019.00	$8.55	1.69%	$8.60	1.70%
Hypothetical**	$1,000	$1,016.60	$8.54	1.69%	$8.59	1.70%
Advisor Class
Actual	$1,000	$1,024.20	$3.50	0.69%	$3.55	0.70%
Hypothetical**	$1,000	$1,021.61	$3.50	0.69%	$3.55	0.70%
Class R
Actual	$1,000	$1,020.60	$6.03	1.19%	$6.08	1.20%
Hypothetical**	$1,000	$1,019.10	$6.02	1.19%	$6.07	1.20%
Class K
Actual	$1,000	$1,021.80	$4.76	0.94%	$4.81	0.95%
Hypothetical**	$1,000	$1,020.36	$4.76	0.94%	$4.81	0.95%
Class I
Actual	$1,000	$1,023.10	$3.50	0.69%	$3.55	0.70%
Hypothetical**	$1,000	$1,021.61	$3.50	0.69%	$3.55	0.70%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

September 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $334.6

1	All data are as of September 30, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

September 30, 2017

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 59.6%
Industrial – 55.2%
Basic – 6.1%
ArcelorMittal 6.00%, 3/01/21	U.S.$	472	$518,303
6.75%, 2/25/22		1,014	1,163,514
Ashland LLC 4.75%, 8/15/22		1,171	1,239,012
Berry Global, Inc. 5.125%, 7/15/23		510	533,006
6.00%, 10/15/22		645	684,893
CF Industries, Inc. 3.45%, 6/01/23		446	440,800
7.125%, 5/01/20		926	1,026,804
Constellium NV 7.875%, 4/01/21(a)		480	508,853
Freeport-McMoRan, Inc. 2.375%, 3/15/18		681	681,109
3.55%, 3/01/22		300	295,830
4.00%, 11/14/21		340	341,180
6.50%, 11/15/20		540	552,010
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(a)		388	420,833
Huntsman International LLC 4.875%, 11/15/20		330	349,417
5.125%, 11/15/22		824	888,915
INEOS Finance PLC 4.00%, 5/01/23(a)	EUR	353	431,567
Lecta SA 6.50%, 8/01/23(a)		748	928,415
Lundin Mining Corp. 7.50%, 11/01/20(a)	U.S.$	327	340,472
7.875%, 11/01/22(a)		1,095	1,191,469
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		337	347,491
Novelis Corp. 6.25%, 8/15/24(a)		283	294,396
Peabody Energy Corp. 6.00%, 3/31/22(a)		855	885,036
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		1,433	1,492,742
Sealed Air Corp. 4.875%, 12/01/22(a)		1,200	1,275,132
5.25%, 4/01/23(a)		364	392,898

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Smurfit Kappa Acquisitions ULC 4.875%, 9/15/18(a)	U.S.$	854	$869,398
United States Steel Corp. 8.375%, 7/01/21(a)		463	511,013
Valvoline, Inc. 5.50%, 7/15/24(a)		73	77,846
WR Grace & Co.-Conn 5.125%, 10/01/21(a)		1,491	1,617,153

			20,299,507

Capital Goods – 4.0%
Arconic, Inc. 5.40%, 4/15/21		668	716,343
5.72%, 2/23/19		177	185,377
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.25%, 9/15/22(a)		1,381	1,418,784
Ball Corp. 4.375%, 12/15/20		1,202	1,265,586
5.00%, 3/15/22		433	468,662
Clean Harbors, Inc. 5.125%, 6/01/21		795	808,014
5.25%, 8/01/20		703	712,490
CNH Industrial Capital LLC 3.625%, 4/15/18		804	809,757
4.375%, 4/05/22		648	680,795
CNH Industrial NV 4.50%, 8/15/23		854	903,703
EnPro Industries, Inc. 5.875%, 9/15/22		1,284	1,340,522
GFL Environmental, Inc. 5.625%, 5/01/22(a)		156	161,965
9.875%, 2/01/21(a)		659	704,880
KLX, Inc. 5.875%, 12/01/22(a)		1,302	1,365,108
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)		503	532,888
TA MFG. Ltd. 3.625%, 4/15/23(a)	EUR	695	847,526
Tervita Escrow Corp. 7.625%, 12/01/21(b)	U.S.$	450	455,607

			13,378,007

Communications - Media – 7.1%
Altice Financing SA 6.625%, 2/15/23(a)		1,193	1,264,580
Altice US Finance I Corp. 5.375%, 7/15/23(a)		1,443	1,525,323

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AMC Networks, Inc. 4.75%, 12/15/22	U.S.$	898	$925,290
5.00%, 4/01/24		711	733,574
CCO Holdings LLC/CCO Holdings Capital Corp. 5.25%, 9/30/22		936	964,660
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, 11/15/22		1,564	1,613,985
CSC Holdings LLC 6.75%, 11/15/21		1,424	1,573,235
DISH DBS Corp. 5.125%, 5/01/20		144	150,997
7.875%, 9/01/19		1,063	1,160,084
Lamar Media Corp. 5.00%, 5/01/23		671	694,660
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		865	897,740
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		1,439	1,439,432
Netflix, Inc. 5.50%, 2/15/22		954	1,040,919
RR Donnelley & Sons Co. 7.00%, 2/15/22		19	19,536
SFR Group SA 6.00%, 5/15/22(a)		1,574	1,644,814
Sinclair Television Group, Inc. 5.375%, 4/01/21		718	736,431
6.125%, 10/01/22		745	768,103
Sirius XM Radio, Inc. 3.875%, 8/01/22(a)		700	717,150
4.625%, 5/15/23(a)		268	276,405
TEGNA, Inc. 4.875%, 9/15/21(a)		1,398	1,430,923
6.375%, 10/15/23		317	338,188
Time, Inc. 5.75%, 4/15/22(a)		34	34,842
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(a)		504	521,252
Univision Communications, Inc. 6.75%, 9/15/22(a)		962	997,709
Urban One, Inc. 7.375%, 4/15/22(a)		1,479	1,478,882

16 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virgin Media Secured Finance PLC 5.25%, 1/15/21	U.S.$	743	$793,576

			23,742,290

Communications - Telecommunications – 4.6%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	287	407,232
CenturyLink, Inc. Series S 6.45%, 6/15/21	U.S.$	150	156,573
Series T 5.80%, 3/15/22		260	259,197
Frontier Communications Corp. 8.50%, 4/15/20		795	772,875
8.75%, 4/15/22		343	280,711
8.875%, 9/15/20		430	416,012
10.50%, 9/15/22		320	276,973
Hughes Satellite Systems Corp. 6.50%, 6/15/19		665	708,631
7.625%, 6/15/21		587	664,478
Intelsat Jackson Holdings SA 9.50%, 9/30/22(a)		383	454,046
Level 3 Communications, Inc. 5.75%, 12/01/22		953	983,982
Level 3 Financing, Inc. 5.375%, 8/15/22		653	671,565
Qwest Capital Funding, Inc. 6.50%, 11/15/18		510	532,277
SoftBank Group Corp. 4.50%, 4/15/20, TBA(a)		436	449,621
5.375%, 7/30/22, TBA(a)		1,210	1,267,015
Sprint Communications, Inc. 7.00%, 3/01/20(a)		667	729,851
9.00%, 11/15/18(a)		286	307,098
T-Mobile USA, Inc. 6.00%, 3/01/23		731	769,787
6.50%, 1/15/24		235	249,789
6.625%, 4/01/23		355	373,268
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.00%, 4/15/23(a)		763	730,382
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		676	684,700
6.50%, 4/30/20(a)		779	806,265
Windstream Services LLC 7.75%, 10/15/20-10/01/21		1,627	1,237,236

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23	U.S.$	1,252	$1,323,101

			15,512,665

Consumer Cyclical - Automotive – 1.3%
Fiat Chrysler Automobiles NV 4.50%, 4/15/20		956	996,382
Goodyear Tire & Rubber Co. (The) 5.125%, 11/15/23		1,321	1,380,722
Meritor, Inc. 6.75%, 6/15/21		333	345,224
ZF North America Capital, Inc. 4.50%, 4/29/22(a)		1,379	1,451,894

			4,174,222

Consumer Cyclical - Entertainment – 0.7%
AMC Entertainment Holdings, Inc. 5.875%, 2/15/22		664	670,335
NCL Corp., Ltd. 4.625%, 11/15/20(a)		337	346,021
4.75%, 12/15/21(a)		1,173	1,217,597

			2,233,953

Consumer Cyclical - Other – 6.3%
Beazer Homes USA, Inc. 5.75%, 6/15/19		297	308,334
8.75%, 3/15/22		804	888,525
CalAtlantic Group, Inc. 6.25%, 12/15/21		536	590,758
6.625%, 5/01/20		267	294,509
8.375%, 5/15/18-1/15/21		849	959,493
Cirsa Funding Luxembourg SA 5.75%, 5/15/21(a)	EUR	185	230,669
GLP Capital LP/GLP Financing II, Inc. 4.375%, 4/15/21	U.S.$	106	110,669
4.875%, 11/01/20		488	515,748
5.375%, 11/01/23		1,024	1,122,150
International Game Technology PLC 5.625%, 2/15/20(a)		950	1,006,753
KB Home 4.75%, 5/15/19		734	758,119
7.00%, 12/15/21		144	161,268
8.00%, 3/15/20		265	298,387
Lennar Corp. 4.125%, 12/01/18		200	203,428
4.50%, 6/15/19		150	154,473
6.95%, 6/01/18		1,275	1,314,882

18 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MDC Holdings, Inc. 5.625%, 2/01/20	U.S.$	645	$691,382
Meritage Homes Corp. 7.00%, 4/01/22		622	711,195
7.15%, 4/15/20		821	905,965
MGM Resorts International 6.625%, 12/15/21		916	1,032,588
7.75%, 3/15/22		143	167,264
8.625%, 2/01/19		319	344,475
Pinnacle Entertainment, Inc. 5.625%, 5/01/24		600	616,458
PulteGroup, Inc. 4.25%, 3/01/21		1,367	1,423,389
RSI Home Products, Inc. 6.50%, 3/15/23(a)		1,451	1,524,638
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		737	757,253
Standard Industries, Inc./NJ 5.125%, 2/15/21(a)		693	715,065
5.50%, 2/15/23(a)		834	880,195
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.25%, 4/15/21(a)		611	623,862
Toll Brothers Finance Corp. 4.00%, 12/31/18		365	371,176
4.375%, 4/15/23		867	905,495
5.875%, 2/15/22		560	618,425

			21,206,990

Consumer Cyclical - Restaurants – 0.1%
Stonegate Pub Co. Financing PLC 4.875%, 3/15/22(a)	GBP	159	215,207

Consumer Cyclical - Retailers – 2.3%
Dollar Tree, Inc. 5.25%, 3/01/20	U.S.$	60	61,675
5.75%, 3/01/23		384	405,166
Group 1 Automotive, Inc. 5.00%, 6/01/22		1,377	1,426,820
Hanesbrands, Inc. 4.625%, 5/15/24(a)		1,210	1,259,344
L Brands, Inc. 5.625%, 2/15/22		600	639,972
6.625%, 4/01/21		490	539,412
7.00%, 5/01/20		155	170,396
8.50%, 6/15/19		510	560,674
Penske Automotive Group, Inc. 5.75%, 10/01/22		1,393	1,436,865

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25	U.S.$	395	$404,788
Sonic Automotive, Inc. 5.00%, 5/15/23		539	526,619
William Carter Co. (The) 5.25%, 8/15/21		110	113,193

			7,544,924

Consumer Non-Cyclical – 6.3%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23		428	449,511
Alere, Inc. 7.25%, 7/01/18		250	250,885
Boparan Finance PLC 5.50%, 7/15/21(a)	GBP	259	325,983
CHS/Community Health Systems, Inc. 5.125%, 8/01/21	U.S.$	1,247	1,232,822
6.25%, 3/31/23		195	192,163
Endo Finance LLC 5.75%, 1/15/22(a)		1,375	1,209,601
Envision Healthcare Corp. 5.625%, 7/15/22		1,235	1,288,377
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		1,610	1,627,388
HCA Healthcare, Inc. 6.25%, 2/15/21		561	606,648
HCA, Inc. 5.875%, 3/15/22		608	673,281
6.50%, 2/15/20		416	453,016
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		1,185	1,251,407
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		1,025	1,074,784
LifePoint Health, Inc. 5.50%, 12/01/21		1,333	1,378,082
5.875%, 12/01/23		420	444,108
Mallinckrodt International Finance SA 3.50%, 4/15/18		582	581,796
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.75%, 8/01/22(a)		466	454,289
MEDNAX, Inc. 5.25%, 12/01/23(a)		1,539	1,607,809
Post Holdings, Inc. 6.00%, 12/15/22(a)		648	680,277
Tenet Healthcare Corp. 4.50%, 4/01/21		758	772,569

20 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.75%, 6/01/20	U.S.$	125	$129,046
6.00%, 10/01/20		582	621,029
Tesco PLC Series E 6.125%, 2/24/22	GBP	729	1,111,998
Valeant Pharmaceuticals International 6.375%, 10/15/20(a)	U.S.$	430	430,757
Valeant Pharmaceuticals International, Inc. 5.375%, 3/15/20(a)		1,082	1,079,620
6.50%, 3/15/22(a)		439	464,980
Voyage Care BondCo PLC 5.875%, 5/01/23(a)	GBP	238	331,648

			20,723,874

Energy – 6.4%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 6.25%, 10/15/22	U.S.$	1,262	1,340,269
Antero Resources Corp. 5.125%, 12/01/22		1,266	1,292,067
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24		611	696,265
Cheniere Energy, Inc. 4.875%, 5/28/21(a)(c)(d)(e)		317	309,693
Continental Resources, Inc./OK 3.80%, 6/01/24		26	25,095
4.50%, 4/15/23		773	773,928
5.00%, 9/15/22		261	265,163
DCP Midstream Operating LP 4.95%, 4/01/22		511	531,103
Diamond Offshore Drilling, Inc. 3.45%, 11/01/23		450	404,064
Energy Transfer Equity LP 7.50%, 10/15/20		1,429	1,610,397
Genesis Energy LP/Genesis Energy Finance Corp. 6.75%, 8/01/22		120	122,210
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24(a)		938	922,092
Murphy Oil USA, Inc. 6.00%, 8/15/23		50	52,788
Nabors Industries, Inc. 4.625%, 9/15/21		1,332	1,312,606
5.50%, 1/15/23		320	317,978
Newfield Exploration Co. 5.75%, 1/30/22		319	341,719

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Oasis Petroleum, Inc. 6.875%, 3/15/22	U.S.$	341	$346,664
PHI, Inc. 5.25%, 3/15/19		1,130	1,098,925
Pride International LLC 6.875%, 8/15/20		370	381,566
QEP Resources, Inc. 5.25%, 5/01/23		524	509,988
5.375%, 10/01/22		328	322,795
Range Resources Corp. 5.00%, 8/15/22-3/15/23(a)		558	555,945
5.75%, 6/01/21(a)		326	338,049
5.875%, 7/01/22(a)		31	31,972
SM Energy Co. 6.50%, 11/15/21		550	555,890
Southern Star Central Corp. 5.125%, 7/15/22(a)		2,000	2,071,520
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125%, 11/15/19		1,150	1,163,432
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		323	347,458
Transocean, Inc. 5.80%, 10/15/22		1,092	1,071,536
Whiting Petroleum Corp. 5.00%, 3/15/19		69	69,162
5.75%, 3/15/21		531	520,539
Williams Cos., Inc. (The) 3.70%, 1/15/23		814	811,224
WPX Energy, Inc. 6.00%, 1/15/22		298	308,496
7.50%, 8/01/20		509	551,975

			21,374,573

Other Industrial – 1.5%
Alliance Automotive Finance PLC 6.25%, 12/01/21(a)	EUR	353	433,987
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(a)	U.S.$	349	371,535
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		107	108,600
7.00%, 6/15/23		242	244,761
HRG Group, Inc. 7.875%, 7/15/19		1,418	1,445,226
LKQ Corp. 4.75%, 5/15/23		1,417	1,461,607

22 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Travis Perkins PLC 4.50%, 9/07/23(a)	GBP	645	$907,307

			4,973,023

Services – 2.8%
ADT Corp. (The) 3.50%, 7/15/22	U.S.$	868	870,222
6.25%, 10/15/21		367	407,697
APX Group, Inc. 6.375%, 12/01/19		175	178,565
7.875%, 12/01/22		1,276	1,386,068
Aramark Services, Inc. 5.125%, 1/15/24		141	149,605
Carlson Travel, Inc. 6.75%, 12/15/23(a)		1,177	1,164,900
eDreams ODIGEO SA 8.50%, 8/01/21(a)	EUR	418	536,917
GEO Group, Inc. (The) 5.125%, 4/01/23	U.S.$	287	290,128
5.875%, 1/15/22-10/15/24		663	687,143
IHS Markit Ltd. 5.00%, 11/01/22(a)		1,446	1,560,653
Nielsen Finance LLC/Nielsen Finance Co. 4.50%, 10/01/20		560	566,541
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)		695	766,752
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		300	309,570
5.375%, 4/15/23(a)		572	589,703

			9,464,464

Technology – 4.0%
Amkor Technology, Inc. 6.375%, 10/01/22		305	315,367
6.625%, 6/01/21		175	178,166
Dell International LLC/EMC Corp. 5.875%, 6/15/21(a)		228	238,189
7.125%, 6/15/24(a)		211	233,225
Dell, Inc. 4.625%, 4/01/21		354	365,682
First Data Corp. 5.00%, 1/15/24(a)		493	512,395
5.375%, 8/15/23(a)		1,284	1,343,179
Infor US, Inc. 5.75%, 8/15/20(a)		827	850,189
Iron Mountain Europe PLC 6.125%, 9/15/22(a)	GBP	626	875,941

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Iron Mountain, Inc. 4.375%, 6/01/21(a)	U.S.$	294	$303,767
6.00%, 8/15/23		281	297,526
Micron Technology, Inc. 5.25%, 8/01/23(a)		1,663	1,730,734
Nokia Oyj 3.375%, 6/12/22		561	565,202
5.375%, 5/15/19		127	133,372
NXP BV/NXP Funding LLC 3.75%, 6/01/18(a)		650	656,285
4.125%, 6/01/21(a)		537	562,040
4.625%, 6/01/23(a)		509	546,732
Quintiles IMS, Inc. 3.25%, 3/15/25(a)	EUR	248	298,074
4.125%, 4/01/23(a)	U.S.$	391	485,978
4.875%, 5/15/23(a)		673	700,808
Sanmina Corp. 4.375%, 6/01/19(a)		1,524	1,562,740
Symantec Corp. 3.95%, 6/15/22		445	461,763
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(a)		239	254,652

			13,472,006

Transportation - Services – 1.7%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23		201	205,514
Europcar Groupe SA 5.75%, 6/15/22(a)	EUR	416	519,760
Herc Rentals, Inc. 7.50%, 6/01/22(a)	U.S.$	737	795,157
7.75%, 6/01/24(a)		119	128,875
Hertz Corp. (The) 5.875%, 10/15/20		130	128,452
7.375%, 1/15/21		1,348	1,353,203
Loxam SAS 3.50%, 4/15/22(a)	EUR	112	138,860
4.25%, 4/15/24(a)		105	132,847
United Rentals North America, Inc. 4.625%, 7/15/23	U.S.$	902	943,104
7.625%, 4/15/22		121	125,994
XPO Logistics, Inc. 6.125%, 9/01/23(a)		1,311	1,369,956

			5,841,722

			184,157,427

24 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 3.8%
Banking – 1.7%
Ally Financial, Inc. 3.75%, 11/18/19	U.S.$	380	$387,992
4.125%, 3/30/20-2/13/22		506	521,195
4.75%, 9/10/18		754	770,701
CIT Group, Inc. 5.00%, 8/15/22		108	116,648
Citigroup Capital XVIII 1.221% (Sterling LIBOR 3 Month + 0.89%), 6/28/67(f)	GBP	643	769,323
Royal Bank of Scotland Group PLC 6.00%, 12/19/23	U.S.$	344	382,256
6.10%, 6/10/23		681	755,256
Series U 3.655%, 9/30/27(g)		900	862,065
Zions Bancorporation 5.65%, 11/15/23		1,112	1,149,942

			5,715,378

Finance – 1.2%
Lincoln Finance Ltd. 6.875%, 4/15/21(a)	EUR	204	256,107
7.375%, 4/15/21(a)	U.S.$	200	211,226
Navient Corp. 4.875%, 6/17/19		649	669,748
5.50%, 1/15/19		773	798,447
6.50%, 6/15/22		192	203,718
8.00%, 3/25/20		296	326,506
OneMain Financial Holdings LLC 6.75%, 12/15/19(a)		625	650,569
SLM Corp. 5.125%, 4/05/22		449	460,382
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		528	488,564

			4,065,267

Other Finance – 0.4%
Intrum Justitia AB 2.75%, 7/15/22(a)	EUR	609	729,437
3.125%, 7/15/24(a)		355	423,770
LHC3 PLC 4.125%, 8/15/24(a)(e)		123	148,379
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.75%, 6/15/22(a)	U.S.$	34	35,362

			1,336,948

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITS – 0.5%
MPT Operating Partnership LP/MPT Finance Corp. 6.375%, 2/15/22	U.S.$	1,139	$1,175,744
SBA Communications Corp. 4.00%, 10/01/22(a)		410	411,775

			1,587,519

			12,705,112

Utility – 0.6%
Electric – 0.6%
Calpine Corp. 6.00%, 1/15/22(a)		926	958,271
ContourGlobal Power Holdings SA 5.125%, 6/15/21(a)	EUR	657	814,402
DPL, Inc. 6.75%, 10/01/19	U.S.$	442	466,544

			2,239,217

Total Corporates – Non-Investment Grade (cost $195,432,261)			199,101,756

CORPORATES – INVESTMENT GRADE – 18.5%
Industrial – 11.1%
Basic – 1.3%
Anglo American Capital PLC 4.125%, 4/15/21(a)		1,323	1,374,544
Equate Petrochemical BV 3.00%, 3/03/22(a)		505	501,465
FMG Resources (August 2006) Pty Ltd. 9.75%, 3/01/22(a)		1,030	1,158,606
Glencore Finance Canada Ltd. 4.25%, 10/25/22(a)		610	644,001
Glencore Finance Europe Ltd. 1.875%, 9/13/23(a)	EUR	290	354,439
Glencore Funding LLC 4.125%, 5/30/23(a)	U.S.$	300	311,949

			4,345,004

Capital Goods – 0.2%
General Electric Co. Series D 5.00%, 1/21/21(g)		35	36,896
Masco Corp. 5.95%, 3/15/22		572	644,100

			680,996

26 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.9%
21st Century Fox America, Inc. 4.00%, 10/01/23	U.S.$	132	$139,994
Cox Communications, Inc. 3.35%, 9/15/26(a)		484	473,014
Discovery Communications LLC 4.90%, 3/11/26		729	778,324
Thomson Reuters Corp. 4.30%, 11/23/23		146	156,385
Time Warner Cable LLC 4.00%, 9/01/21		769	796,084
Viacom, Inc. 4.25%, 9/01/23		658	675,858

			3,019,659

Communications - Telecommunications – 1.3%
AT&T, Inc. 2.85%, 2/14/23		1,384	1,376,208
Crown Castle International Corp. 4.875%, 4/15/22		1,090	1,182,912
Qwest Corp. 6.75%, 12/01/21		265	290,575
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(a)		1,188	1,204,394
Verizon Communications, Inc. 2.625%, 2/21/20		321	326,399

			4,380,488

Consumer Cyclical - Automotive – 0.7%
Ford Motor Credit Co. LLC 3.20%, 1/15/21		716	730,563
General Motors Co. 4.00%, 4/01/25		272	275,645
4.875%, 10/02/23		699	755,360
Schaeffler Finance BV 4.75%, 5/15/23(a)		469	484,862

			2,246,430

Consumer Cyclical - Entertainment – 0.5%
Royal Caribbean Cruises Ltd. 5.25%, 11/15/22		1,413	1,564,573

Consumer Cyclical - Other – 0.5%
DR Horton, Inc. 3.625%, 2/15/18		375	375,750
3.75%, 3/01/19		590	600,708

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.00%, 2/15/20	U.S.$	600	$621,534

			1,597,992

Consumer Cyclical - Retailers – 0.2%
AutoNation, Inc. 6.75%, 4/15/18		106	108,695
CVS Health Corp. 3.50%, 7/20/22		600	625,008

			733,703

Consumer Non-Cyclical – 1.7%
Molson Coors Brewing Co. 1.45%, 7/15/19		459	454,148
Mylan NV 3.15%, 6/15/21		481	489,317
Mylan, Inc. 3.125%, 1/15/23(a)		925	923,585
Smithfield Foods, Inc. 3.35%, 2/01/22(a)		370	376,490
Teva Pharmaceutical Finance Netherlands III BV 2.20%, 7/21/21		1,413	1,354,742
Tyson Foods, Inc. 4.50%, 6/15/22		372	402,444
Universal Health Services, Inc. 4.75%, 8/01/22(a)		1,145	1,184,445
WhiteWave Foods Co. (The) 5.375%, 10/01/22		460	517,675

			5,702,846

Energy – 1.6%
Andeavor 4.75%, 12/15/23(a)		1,180	1,272,099
Cenovus Energy, Inc. 3.00%, 8/15/22		386	379,249
3.80%, 9/15/23		30	30,253
Energy Transfer LP/Regency Energy Finance Corp. 5.75%, 9/01/20		1,000	1,075,640
Kinder Morgan, Inc./DE 7.25%, 6/01/18		871	900,823
Noble Energy, Inc. 5.625%, 5/01/21		445	458,279
Sabine Pass Liquefaction LLC 5.75%, 5/15/24		387	431,005
Williams Partners LP 3.35%, 8/15/22		679	688,608

			5,235,956

28 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.2%
eBay, Inc. 3.80%, 3/09/22	U.S.$	192	$201,312
Total System Services, Inc. 3.75%, 6/01/23		333	344,182
3.80%, 4/01/21		309	321,271

			866,765

Technology – 2.0%
Activision Blizzard, Inc. 6.125%, 9/15/23(a)		266	285,048
Agilent Technologies, Inc. 3.875%, 7/15/23		495	515,879
Dell International LLC/EMC Corp. 3.48%, 6/01/19(a)		398	405,761
5.45%, 6/15/23(a)		448	490,538
6.02%, 6/15/26(a)		157	174,171
Micron Technology, Inc. 7.50%, 9/15/23		192	213,514
Seagate HDD Cayman 4.25%, 3/01/22(a)		953	949,931
4.75%, 1/01/25		79	76,947
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		517	526,843
VMware, Inc. 2.95%, 8/21/22		216	217,264
Western Digital Corp. 7.375%, 4/01/23(a)		1,548	1,695,044
Xerox Corp. 3.625%, 3/15/23		677	671,117
4.07%, 3/17/22		482	492,821

			6,714,878

			37,089,290

Financial Institutions – 6.5%
Banking – 4.1%
ABN AMRO Bank NV 6.25%, 4/27/22(a)		787	885,391
Banco Santander SA 3.50%, 4/11/22		800	819,784
BBVA Bancomer SA/Texas 6.50%, 3/10/21(a)		520	574,594
Capital One Bank USA, NA 3.375%, 2/15/23		509	516,156
Compass Bank 2.875%, 6/29/22		687	683,592
Cooperatieve Rabobank UA 6.875%, 3/19/20(a)	EUR	500	686,844

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Agricole SA/London 3.375%, 1/10/22(a)	U.S.$	1,165	$1,192,634
Credit Suisse Group Funding Guernsey Ltd. 3.45%, 4/16/21		700	718,361
3.80%, 9/15/22		762	790,865
Deutsche Bank AG Series G 3.375%, 5/12/21		598	609,177
ING Groep NV 3.15%, 3/29/22		761	775,847
JPMorgan Chase & Co. 2.295%, 8/15/21		541	540,253
Lloyds Banking Group PLC 4.50%, 11/04/24		487	511,321
Mitsubishi UFJ Financial Group, Inc. 2.95%, 3/01/21		600	609,966
Mizuho Financial Group, Inc. 2.457% (LIBOR 3 Month + 1.14%), 9/13/21(f)		769	780,189
Morgan Stanley 5.00%, 11/24/25		662	723,990
Santander Bank NA 8.75%, 5/30/18		250	260,752
Santander Holdings USA, Inc. 4.40%, 7/13/27(a)		345	351,897
Santander UK Group Holdings PLC 3.571%, 1/10/23		263	268,915
SMFG Preferred Capital USD 3 Ltd. 9.50%, 7/25/18(a)(g)		100	105,787
Standard Chartered PLC 3.95%, 1/11/23(a)		506	513,934
UBS Group Funding Switzerland AG 2.65%, 2/01/22(a)		692	689,329

			13,609,578

Brokerage – 0.1%
GFI Group, Inc. 8.375%, 7/19/18		467	486,535

Finance – 0.4%
HSBC Finance Corp. 6.676%, 1/15/21		226	255,563
International Lease Finance Corp. 8.25%, 12/15/20		400	467,760
Synchrony Financial 3.75%, 8/15/21		662	682,462

			1,405,785

30 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.4%
Cloverie PLC for Zurich Insurance Co., Ltd. 8.25%, 1/18/18(a)(g)	U.S.$	500	$509,115
Prudential Financial, Inc. 8.875%, 6/15/38		820	858,573

			1,367,688

REITS – 1.5%
EPR Properties 4.50%, 4/01/25		690	697,811
HCP, Inc. 4.25%, 11/15/23		737	781,411
Sabra Health Care LP/Sabra Capital Corp. 5.375%, 6/01/23		889	920,382
5.50%, 2/01/21		316	325,069
VEREIT Operating Partnership LP 4.60%, 2/06/24		1,522	1,595,406
Welltower, Inc. 4.95%, 1/15/21		585	627,717

			4,947,796

			21,817,382

Utility – 0.9%
Electric – 0.8%
Dominion Energy, Inc. 4.104%, 4/01/21		500	524,480
EDP Finance BV 6.00%, 2/02/18(a)		526	532,743
FirstEnergy Corp. Series B 4.25%, 3/15/23		745	788,665
PSEG Power LLC 3.00%, 6/15/21		663	674,801

			2,520,689

Natural Gas – 0.1%
Centrica PLC 4.00%, 10/16/23(a)		331	343,879

			2,864,568

Total Corporates – Investment Grade (cost $60,851,990)			61,771,240

BANK LOANS – 5.9%
Industrial – 5.7%
Basic – 0.2%
Berry Global, Inc. (fka Berry Plastics Corporation) 3.485% (LIBOR 1 Month + 2.25%), 1/06/21(h)		288	288,792

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Foresight Energy LLC 7.083% (LIBOR 3 Month + 5.75%), 3/28/22(h)	U.S.$	174	$162,481
Unifrax I LLC 5.083% (LIBOR 3 Month + 3.75%), 4/04/24(h)		150	150,186

			601,459

Capital Goods – 0.7%
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 5.083% (LIBOR 3 Month + 3.75%), 8/18/24(h)		237	237,079
Avolon TLB Borrower 1 (US) LLC 3.986% (LIBOR 1 Month + 2.75%), 3/21/22(h)		524	524,667
Gardner Denver, Inc. 4.083% (LIBOR 3 Month + 2.75%), 7/30/24(h)		123	123,007
Gates Global LLC 4.583% (LIBOR 3 Month + 3.25%), 4/01/24(h)		364	365,033
GFL Environmental, Inc. 4.083% (LIBOR 3 Month + 2.75%), 9/29/23(h)		251	251,849
Transdigm, Inc. 4.24%, (LIBOR 1 Month + 3.00%), 6/09/23(h)		450	450,647
4.33% (LIBOR 1 Month + 3.00%), 6/09/23(h)		242	242,672
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 3.985% (LIBOR 1 Month + 2.75%), 3/03/23(h)		61	61,329

			2,256,283

Communications - Media – 0.3%
Checkout Holding Corp. (fka Catalina Marketing) 4.735% (LIBOR 1 Month + 3.50%), 4/09/21(h)		239	199,853
Time, Inc. 4.49% (LIBOR 1 Month + 3.25%), 2/16/24(d)(h)		247	246,963
6.50% (LIBOR 3 Month + 2.25%), 2/16/24(d)(h)		247	246,963
Townsquare Media, Inc. 4.272% (LIBOR 2 Month + 3.00%), 4/01/22(d)(h)		410	408,219

			1,101,998

32 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.24% (LIBOR 3 Month + 4.00%), 8/07/20(h)	U.S.$	69	$69,090

Consumer Cyclical - Entertainment – 0.3%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 4.333% (LIBOR 3 Month + 3.00%), 4/01/24(h)		1,043	1,009,061

Consumer Cyclical - Other – 0.6%
Golden Nugget, Inc. (aka Landry’s, Inc.) (0.00%) (LIBOR 1 Month + 3.25%), 10/04/23(i)		1,262	1,267,850
La Quinta Intermediate Holdings LLC 4.054% (LIBOR 3 Month + 2.75%), 4/14/21(h)		414	414,701
Seminole Hard Rock Entertainment, Inc. (Seminole Hard Rock International, LLC) 4.083% (LIBOR 3 Month + 2.75%), 5/14/20(e)(h)		479	479,349

			2,161,900

Consumer Cyclical - Restaurants – 0.5%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/Tim Hortons) 3.49% (LIBOR 1 Month + 2.25%), 2/16/24(h)		918	916,187
3.58% (LIBOR 3 Month + 2.25%), 2/16/24(h)		918	916,187

			1,832,374

Consumer Cyclical - Retailers – 0.2%
J.C. Penney Corporation, Inc. 5.568% (LIBOR 3 Month + 4.25%), 6/23/23(d)(h)		403	391,414
Michaels Stores, Inc. 3.985% (LIBOR 1 Month + 2.75%), 1/30/23(h)		143	142,895

			534,309

Consumer Non-Cyclical – 1.5%
Acadia Healthcare Company, Inc. 3.98% (LIBOR 1 Month + 2.75%), 2/16/23(h)		317	319,486
3.99% (LIBOR 1 Month + 2.75%), 2/11/22(h)		83	83,276
Air Medical Group Holdings, Inc. 4.49% (LIBOR 1 Month + 3.25%), 4/28/22(h)		492	488,195

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.24% (LIBOR 1 Month + 4.00%), 4/28/22(h)	U.S.$	1,000	$998,523
Alere Inc. (fka IM US Holdings, LLC) 4.49% (LIBOR 3 Month + 3.25%), 6/20/22(h)		683	682,651
Alphabet Holding Company, Inc. (aka Nature’s Bounty) 9/15/25(i)		462	455,289
Arbor Pharmaceuticals, LLC 6.333% (LIBOR 3 Month + 5.00%), 7/05/23(d)(h)		430	435,350
Envision Healthcare Corporation (fka Emergency Medical Services Corporation) 4.24% (LIBOR 3 Month + 3.00%), 12/01/23(d)(h)		136	136,597
Horizon Pharma, Inc. 5.00% (LIBOR 3 Month + 3.75%), 3/29/24(h)		1,150	1,160,110
Kinetic Concepts, Inc. 4.583% (LIBOR 3 Month + 3.25%), 2/02/24(h)		314	312,937
Post Holdings, Inc. 3.49% (LIBOR 3 Month + 2.25%), 5/24/24(h)		204	204,342
Vizient, Inc. 4.735% (LIBOR 1 Month + 3.50%), 2/13/23(d)(h)		241	242,374

			5,519,130

Energy – 0.2%
California Resources Corporation 11.609% (LIBOR 1 Month + 10.38%), 12/31/21(h)		545	579,772

Other Industrial – 0.4%
American Tire Distributors, Inc. 5.485% (LIBOR 1 Month + 4.25%), 9/01/21(h)		574	579,389
HD Supply Waterworks, LTD. 4.455% (LIBOR 3 Month + 3.00%), 8/01/24(h)		63	63,261
Travelport Finance (Luxembourg) SARL 4.061% (LIBOR 3 Month + 2.75%), 9/02/21(h)		705	703,873

			1,346,523

34 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.4%
Camelot U.S. Acquisition 1 Co. (aka Thomson Reuters Intellectual Property & Science) 4.735% (LIBOR 1 Month + 3.50%), 10/03/23(h)	U.S.$	201	$201,453
iPayment, Inc. 7.305% (LIBOR 3 Month + 6.00%), 4/11/23(d)(h)		695	701,950
Sedgwick Claims Management Services, Inc. 3.985% (LIBOR 1 Month + 2.75%), 3/01/21(h)		363	363,773

			1,267,176

Technology – 0.4%
Avaya, Inc. 8.737% (LIBOR 1 Month + 7.50%), 1/24/18(h)		170	171,296
Conduent Incorporated 5.235% (LIBOR 1 Month + 4.00%), 12/07/23(h)		64	63,719
MTS Systems Corporation 4.49% (LIBOR 3 Month + 3.25%), 7/05/23(d)(h)		424	426,938
Solera, LLC (Solera Finance, Inc.) 4.485% (LIBOR 1 Month + 3.25%), 3/03/23(h)		690	691,182

			1,353,135

			19,632,210

Financial Institutions – 0.2%
Insurance – 0.2%
MPH Acquisition Holdings LLC 4.333% (LIBOR 3 Month + 3.00%), 6/07/23(h)		620	624,381

Total Bank Loans (cost $20,095,500)			20,256,591

GOVERNMENTS – TREASURIES – 1.8%
Russia – 0.2%
Russian Federal Bond – OFZ Series 6217 7.50%, 8/18/21	RUB	30,493	530,131

South Africa – 0.1%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	7,073	518,913

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United States – 1.5%
U.S. Treasury Notes 2.375%, 5/15/27	U.S.$	3,768	$3,783,897
3.75%, 11/15/18		1,182	1,212,658

			4,996,555

Total Governments – Treasuries (cost $6,109,286)			6,045,599

EMERGING MARKETS – CORPORATE BONDS – 1.3%
Industrial – 1.1%
Basic – 0.4%
Consolidated Energy Finance SA 6.75%, 10/15/19(a)		568	578,144
First Quantum Minerals Ltd. 7.00%, 2/15/21(a)		327	336,012
7.25%, 5/15/22(a)		491	504,331

			1,418,487

Communications - Telecommunications – 0.3%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(a)		820	848,700

Consumer Non-Cyclical – 0.0%
Tonon Luxembourg SA 7.25%, 1/24/20(b)(d)(e)(j)(k)		266	31,251
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(b)(j)(k)		425	21,250

			52,501

Energy – 0.3%
Petrobras Global Finance BV 5.999%, 1/27/28(a)		784	784,024
6.125%, 1/17/22		330	354,273

			1,138,297

Transportation - Airlines – 0.1%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		302	308,796

			3,766,781

Financial Institutions – 0.2%
Banking – 0.2%
Turkiye Vakiflar Bankasi TAO 3.75%, 4/15/18(a)		515	515,767

Total Emerging Markets – Corporate Bonds (cost $4,851,976)			4,282,548

36 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – SOVEREIGNS – 0.9%
Argentina – 0.3%
Argentine Republic Government International Bond 5.625%, 1/26/22	U.S.$	354	$371,700
6.875%, 4/22/21		453	493,317

			865,017

Bahrain – 0.1%
CBB International Sukuk Co. SPC 6.273%, 11/22/18(a)		498	515,430

Dominican Republic – 0.2%
Dominican Republic International Bond 7.50%, 5/06/21(a)		620	687,425

Gabon – 0.2%
Gabon Government International Bond 8.20%, 12/12/17(a)		700	704,375

Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(a)		240	246,000

Total Emerging Markets – Sovereigns (cost $2,948,645)			3,018,247

ASSET-BACKED SECURITIES – 0.5%
Other ABS – Fixed Rate – 0.5%
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/47(a)(d)		603	602,940
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(a)(d)		1,040	1,059,770

Total Asset-Backed Securities (cost $1,642,500)			1,662,710

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%
Risk Share Floating Rate – 0.4%
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 6.937% (LIBOR 1 Month + 5.70%), 4/25/28(f)		168	189,240
Series 2015-C04, Class 2M2 6.787% (LIBOR 1 Month + 5.55%), 4/25/28(f)		260	286,637

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C01, Class 1M2 7.987% (LIBOR 1 Month + 6.75%), 8/25/28(f)	U.S.$	460	$542,501
Series 2016-C01, Class 2M2 8.187% (LIBOR 1 Month + 6.95%), 8/25/28(f)		203	240,513
Series 2016-C05, Class 2M2 5.687% (LIBOR 1 Month + 4.45%), 1/25/29(f)		197	215,675

Total Collateralized Mortgage Obligations (cost $1,288,204)			1,474,566

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Kazakhstan – 0.2%
KazMunayGas National Co. JSC 6.375%, 4/09/21(a)		360	394,200
7.00%, 5/05/20(a)		246	268,139

Total Quasi-Sovereigns (cost $658,626)			662,339

COLLATERALIZED LOAN OBLIGATIONS – 0.2%
CLO - Floating Rate – 0.2%
Carlyle Global Market Strategies CLO Ltd. Series 2014-2A, Class AR 2.565% (LIBOR 3 Month + 1.25%), 5/15/25(a)(d)(f) (cost $550,000)		550	551,548

EMERGING MARKETS – TREASURIES – 0.1%
Dominican Republic – 0.1%
Dominican Republic International Bond 16.95%, 2/04/22(a) (cost $507,604)	DOP	19,200	503,297

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.1%
Non-Agency Fixed Rate CMBS – 0.1%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.386%, 6/15/45(a)(d)	U.S.$	100	100,494

38 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41(d)	U.S.$	67	$67,407

Total Commercial Mortgage-Backed Securities (cost $164,987)			167,901

		Notional Amount
OPTIONS PURCHASED – CALLS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Oct 2017; Contracts: 225; Exercise Price: USD 253.00; Counterparty: Morgan Stanley & Co., Inc.(j)	USD	22,500	18,338

Options on Indices – 0.0%
CBOE SPX Volatility Index Expiration: Oct 2017; Contracts: 338; Exercise Price: USD 18.00; Counterparty: Morgan Stanley & Co., Inc.(j)		33,800	9,295

Total Options Purchased — Calls (premiums paid $31,881)			27,633

OPTIONS PURCHASED – PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Oct 2017; Contracts: 843; Exercise Price: USD 241.00; Counterparty: Morgan Stanley & Co., Inc.(j)		84,300	22,761

Options on Equities – 0.0%
Micron Technology, Inc. Expiration: Oct 2017; Contracts: 617; Exercise Price: USD 25.00; Counterparty: Morgan Stanley & Co., Inc.(j)		61,700	1,234

Total Options Purchased – Puts (premiums paid $129,880)			23,995

		Shares
SHORT-TERM INVESTMENTS – 10.9%
Investment Companies – 6.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.83%(l)(m)(n) (cost $21,031,092)		21,031,092	21,031,092

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills – 4.6%
U.S. Treasury Bill Zero Coupon, 10/12/17-12/28/17 (cost $15,228,013)	U.S.$	15,250	$15,228,013

Total Short-Term Investments (cost $36,259,105)			36,259,105

Total Investments – 100.4% (cost $331,522,445)			335,809,075
Other assets less liabilities – (0.4)%			(1,244,298)

Net Assets – 100.0%			$334,564,777

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	104	December 2017	USD	10,400	$13,146,576	$13,032,500	$114,076

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	510	IDR	6,877,396	11/16/17	$(1,226)
Bank of America, NA	TWD	79,060	USD	2,623	11/22/17	15,203
Bank of America, NA	USD	710	INR	46,099	11/29/17	(9,811)
Barclays Bank PLC	USD	3,539	KRW	3,967,316	10/26/17	(73,532)
BNP Paribas SA	USD	939	CAD	1,148	11/10/17	(19,029)
BNP Paribas SA	GBP	3,274	USD	4,436	12/01/17	41,282
Citibank, NA	KRW	3,963,789	USD	3,546	10/26/17	83,683
Citibank, NA	RUB	32,163	USD	557	11/22/17	4,175
Citibank, NA	INR	45,774	USD	707	11/29/17	11,759
Credit Suisse International	BRL	1,705	USD	538	10/03/17	26
Credit Suisse International	BRL	1,705	USD	538	10/03/17	(144)
Credit Suisse International	USD	1,073	BRL	3,410	10/03/17	3,102
Credit Suisse International	USD	536	BRL	1,705	11/03/17	(173)
Deutsche Bank AG	EUR	8,073	USD	9,247	10/04/17	(294,929)
Goldman Sachs Bank USA	AUD	2,135	USD	1,702	11/30/17	27,937
Goldman Sachs Bank USA	NZD	2,357	USD	1,708	11/30/17	8,190
JPMorgan Chase Bank, NA	CAD	2,191	USD	1,748	11/10/17	(8,034)
JPMorgan Chase Bank, NA	USD	2,627	TWD	79,096	11/22/17	(17,725)
Morgan Stanley Capital services, Inc.	USD	909	MXN	16,377	10/06/17	(10,141)

40 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	52	USD	59	10/04/17	$(1,846)
State Street Bank & Trust Co.	USD	811	EUR	704	10/04/17	20,911

						$(220,322)

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price	Expiration Month	Notional (000)	Premiums Received	U.S. $ Value
CBOE SPX Volatility Index	Morgan Stanley & Co., Inc.	338	USD 28	October 2017	USD 34	$3,704	$(2,535)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price	Expiration Month	Notional (000)	Premiums Received	U.S. $ Value
Micron Technology, Inc.	Morgan Stanley & Co., Inc.	617	USD 22	October 2017	USD 62	$24,657	$(925)
SPDR S&P 500 ETF Trust	Morgan Stanley & Co., Inc.	843	USD 234	October 2017	USD 84	37,056	(12,224)

						$61,713	$(13,149)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	Quarterly	2.31%	USD 475	$(16,056)	$(7,699)	$(8,357)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)	Quarterly	2.76	USD 5	(334)	3	(337)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	Quarterly	0.25	USD 370	(6,226)	(2,741)	(3,485)
iTraxx Xover Series 28, 5 Year Index, 12/20/22*	(5.00)	Quarterly	2.53	EUR 2,870	(402,469)	(394,348)	(8,121)

Sale Contracts
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	Quarterly	2.72	USD 79	6,258	3,085	3,173

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PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00%	Quarterly	3.27%	USD 3,308	$262,976	$248,501	$14,475
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	Quarterly	0.07	USD 1,540	10,847	2,169	8,678
iTraxx Xover Series 21, 5 Year Index, 6/20/19*	5.00	Quarterly	0.36	EUR 3	292	179	113
iTraxx Xover Series 25, 5 Year Index, 6/20/21*	5.00	Quarterly	1.65	EUR 3	431	105	326

					$(144,281)	$(150,746)	$6,465

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
USD 4,200	5/03/26	1.771%	3 Month LIBOR	Semi-Annual/Quarterly	$135,534
USD 2,680	12/16/26	2.342%	3 Month LIBOR	Semi-Annual/Quarterly	(32,706)

					$102,828

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
Windstream Services, LLC, 7.50%, 6/01/22, 6/20/18*	(5.00)%	Quarterly	28.95%	USD	604	$85,425	$116,447	$(31,022)
Windstream Services, LLC, 7.50%, 6/01/22, 3/20/18*	(5.00)	Quarterly	36.67	USD	576	65,620	84,902	(19,282)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	(5.00)%	Monthly	11.72%	USD	540	$130,791	$70,260	$60,531
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	(5.00)	Monthly	11.72	USD	1,190	288,225	156,727	131,498

Sale Contracts
Barclays Bank PLC
Virgin Media Finance PLC, 4.875%, 2/15/22, 12/20/18*	5.00	Quarterly	0.33	USD	230	13,479	3,594	9,885
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00	Quarterly	0.55	EUR	326	34,307	21,963	12,344
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00	Quarterly	0.55	EUR	424	44,599	28,789	15,810
Windstream Services, LLC, 7.50%, 6/01/22, 12/10/22*	5.00	Quarterly	19.27	USD	1,180	(398,842)	(441,805)	42,963
Citibank, NA
Unitymedia GmbH, 9.625%, 12/01/19, 3/20/19*	5.00	Quarterly	0.28	EUR	40	3,361	1,984	1,377
thyssenkrupp AG, 4.000%, 8/27/18, 3/20/19*	1.00	Quarterly	0.20	EUR	1,050	14,669	(38,337)	53,006
EDP – Energias de Portugal, S.A., 5/21/18, 3/20/19*	5.00	Quarterly	0.12	EUR	630	55,170	48,104	7,066
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00	Quarterly	0.55	EUR	670	70,488	47,262	23,226

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
International Game Technology, 4.750% 2/15/23, 6/20/22*	5.00%	Quarterly	1.61%	EUR	410	$74,931	$43,925	$31,006
Deutsche Bank AG
Sprint Communications, Inc., 7.000%, 8/15/20, 9/20/18*	5.00	Quarterly	0.23	USD	510	24,526	5,861	18,665
United States Steel Corp., 6.650%, 6/01/37, 3/20/19*	5.00	Quarterly	0.41	USD	295	19,800	3,486	16,314
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,052	(158,957)	(75,347)	(83,610)
CDX- CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	315	(47,596)	(21,976)	(25,620)
Goldman Sachs Bank USA
Avis Budget Car Rental LLC, 5.250% 3/15/25, 6/20/22*	5.00	Quarterly	2.74	USD	1,580	149,584	99,444	50,140
Goldman Sachs International
CCO Holdings, LLC, 7.250%, 10/30/17, 3/20/19*	5.00	Quarterly	0.26	USD	300	21,135	9,084	12,051
Wendel, 3.750%, 1/21/21, 3/20/19*	5.00	Quarterly	0.15	EUR	1,050	91,179	79,875	11,304
CDX- CMBX. NA.BB Series 6, 5/11/63*	5.00	Monthly	11.72	USD	836	(202,367)	(110,989)	(91,378)
CDX- CMBX. NA.BB Series 6, 5/11/63*	5.00	Monthly	11.72	USD	837	(202,610)	(108,220)	(94,390)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX- CMBX. NA.BB Series 6, 5/11/63*	5.00%	Monthly	11.72%	USD	1,026	$(248,426)	$(126,327)	$(122,099)
CDX- CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	592	(89,451)	(43,615)	(45,836)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	46	(6,950)	(3,206)	(3,744)
JPMorgan Chase Bank, NA
Unitymedia GmbH, 9.625%, 12/01/19, 9/20/18*	5.00	Quarterly	0.21	EUR	190	10,951	5,521	5,430

						$(156,959)	$(142,594)	$(14,365)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	5,482,000	LIBOR	Quarterly	$5,482	12/20/17	$24,252
iBoxx $ Liquid High Yield Index	3,321,000	LIBOR	Quarterly	3,321	12/20/17	21,562
Citibank, NA
iBoxx $ Liquid High Yield Index	1,328,000	LIBOR	Quarterly	1,328	12/20/17	13,416
iBoxx $ Liquid High Yield Index	1,328,000	LIBOR	Quarterly	1,328	12/20/17	9,961
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	5,437,000	LIBOR	Quarterly	5,437	12/20/17	34,890
iBoxx $ Liquid High Yield Index	5,436,000	LIBOR	Quarterly	5,436	12/20/17	34,884

						$138,965

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $115,823,494 or 34.6% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.16% of net assets as of September 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Tervita Escrow Corp. 7.625%, 12/01/21	12/07/16	$450,000	$455,607	0.14%
Tonon Luxembourg SA 7.25%, 1/24/20	7/24/15	263,580	31,251	0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	3/15/13	427,011	21,250	0.01%

(c)	Convertible security.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2017.

(f)	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2017.

(g)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(h)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2017.

(i)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(j)	Non-income producing security.

(k)	Defaulted.

(l)	Affiliated investments.

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(n)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations: AUD – Australian Dollar BRL – Brazilian Real CAD – Canadian Dollar DOP – Dominican Peso EUR – Euro GBP – Great British Pound IDR – Indonesian Rupiah	INR – Indian Rupee KRW – South Korean Won MXN – Mexican Peso NZD – New Zealand Dollar RUB – Russian Ruble TWD – New Taiwan Dollar USD – United States Dollar ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBOE – Chicago Board Options Exchange

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

TBA – To Be Announced

See notes to financial statements.

46 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

September 30, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $310,491,353)	$314,777,983
Affiliated issuers (cost $21,031,092)	21,031,092
Cash	249,953
Cash collateral due from broker	402,345
Foreign currencies, at value (cost $517,200)	517,360
Interest receivable	4,174,420
Receivable for capital stock sold	832,607
Upfront premiums paid on credit default swaps	827,228
Unrealized appreciation on credit default swaps	502,616
Unrealized appreciation on forward currency exchange contracts	216,268
Unrealized appreciation on total return swaps	138,965
Receivable for variation margin on futures	114,246
Receivable for investment securities sold	96,987
Affiliated dividends receivable	15,880
Receivable for variation margin on exchange traded swaps	12,766
Receivable for terminated centrally cleared credit default swaps	10,792

Total assets	343,921,508

Liabilities
Options written, at value (premiums received $65,417)	15,684
Payable for capital stock redeemed	4,018,717
Payable for investment securities purchased	2,429,321
Upfront premiums received on credit default swaps	969,822
Unrealized depreciation on credit default swaps	516,981
Unrealized depreciation on forward currency exchange contracts	436,590
Cash collateral due to broker	260,000
Dividends payable	192,356
Advisory fee payable	108,191
Distribution fee payable	27,218
Administrative fee payable	16,781
Transfer Agent fee payable	3,646
Accrued expenses	361,424

Total liabilities	9,356,731

Net Assets	$334,564,777

Composition of Net Assets
Capital stock, at par	$32,201
Additional paid-in capital	339,603,408
Distributions in excess of net investment income	(1,964,432)
Accumulated net realized loss on investment and foreign currency transactions	(7,576,557)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	4,470,157

$334,564,777

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$23,595,274	2,268,335	$10.40	*

C	$27,083,268	2,605,062	$10.40

Advisor	$283,855,554	27,324,971	$10.39

R	$10,436	1,003	$10.40

K	$10,438	1,004	$10.40

I	$9,807	943	$10.40

*	The maximum offering price per share for Class A shares was $10.86 which reflects a sales charge of 4.25%.

See notes to financial statements.

48 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended September 30, 2017

Investment Income
Interest	$13,755,745
Dividends
Affiliated issuers	180,712
Unaffiliated issuers	39,739
Other income	13,981	$13,990,177

Expenses
Advisory fee (see Note B)	1,896,053
Distribution fee—Class A	65,402
Distribution fee—Class C	296,412
Distribution fee—Class R	52
Distribution fee—Class K	26
Transfer agency—Class A	11,865
Transfer agency—Class C	13,752
Transfer agency—Advisor Class	128,174
Transfer agency—Class R	6
Transfer agency—Class K	5
Transfer agency—Class I	2
Custodian	208,693
Audit and tax	138,495
Administrative	64,100
Printing	59,984
Registration fees	58,443
Legal	37,640
Directors’ fees	27,836
Miscellaneous	27,303

Total expenses	3,034,243
Less: expenses waived and reimbursed by the Adviser (see Note B)	(305,584)

Net expenses		2,728,659

Net investment income		11,261,518

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		23,208
Forward currency exchange contracts		(199,720)
Futures		(486,390)
Options written		414,387
Swaps		2,863,730
Swaptions written		141,212
Foreign currency transactions		(1,252,340)
Net change in unrealized appreciation/depreciation of:
Investments		2,587,785
Forward currency exchange contracts		(121,560)
Futures		100,740
Options written		17,067
Swaps		(59,749)
Swaptions written		(14,467)
Foreign currency denominated assets and liabilities		12,482

Net gain on investment and foreign currency transactions		4,026,385

Contributions from Affiliates (see Note B)		49

Net Increase in Net Assets from Operations		$15,287,952

See notes to financial statements.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 49

STATEMENT OF CHANGES IN NET ASSETS

Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,261,518	$10,252,784
Net realized gain (loss) on investment and foreign currency transactions	1,504,087	(3,685,844)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,522,298	14,606,403
Contributions from Affiliates (see Note B)	49	– 0	–

Net increase in net assets from operations	15,287,952	21,173,343
Dividends and Distributions to Shareholders from
Net investment income
Class A	(912,573)	(1,138,958)
Class C	(809,347)	(920,965)
Advisor Class	(10,473,942)	(9,011,187)
Class R	(334)	(346)
Class K	(360)	(372)
Class I	(364)	(376)
Capital Stock Transactions
Net increase	4,888,973	37,174,676

Total increase	7,980,005	47,275,815
Net Assets
Beginning of period	326,584,772	279,308,957

End of period (including distributions in excess of net investment income of ($1,964,432) and ($166,709), respectively)	$334,564,777	$326,584,772

See notes to financial statements.

50 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Limited Duration High Income Portfolio (the “Portfolio”), a diversified portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have been authorized but currently are not issued. As of September 30, 2017, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed

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securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2017:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$198,792,063		$309,693		$199,101,756
Corporates – Investment Grade		– 0	–	61,771,240		– 0	–	61,771,240
Bank Loans		– 0	–	17,019,823		3,236,768		20,256,591
Governments – Treasuries		– 0	–	6,045,599		– 0	–	6,045,599
Emerging Markets – Corporate Bonds		– 0	–	4,251,297		31,251		4,282,548
Emerging Markets – Sovereigns		– 0	–	3,018,247		– 0	–	3,018,247
Asset-Backed Securities		– 0	–	– 0	–	1,662,710		1,662,710
Collateralized Mortgage Obligations		– 0	–	1,474,566		– 0	–	1,474,566
Quasi-Sovereigns		– 0	–	662,339		– 0	–	662,339
Collateralized Loan Obligations		– 0	–	– 0	–	551,548		551,548
Emerging Markets – Treasuries		– 0	–	503,297		– 0	–	503,297
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	167,901		167,901
Options Purchased – Calls		– 0	–	27,633		– 0	–	27,633
Options Purchased – Puts		– 0	–	23,995		– 0	–	23,995
Short-Term Investments:
Investment Companies		21,031,092		– 0	–	– 0	–	21,031,092
U.S. Treasury Bills		– 0	–	15,228,013		– 0	–	15,228,013

Total Investments in Securities		21,031,092		308,818,112		5,959,871		335,809,075

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments(a):
Assets:
Futures	$114,076	$	– 0	–	$	– 0	–	$114,076	(b)
Forward Currency Exchange Contracts	– 0	–	216,268	– 0	–	216,268
Centrally Cleared Credit Default Swaps	– 0	–	280,804	– 0	–	280,804	(b)
Centrally Cleared Interest Rate Swaps	– 0	–	135,534	– 0	–	135,534	(b)
Credit Default Swaps	– 0	–	1,198,240	– 0	–	1,198,240
Total Return Swaps	– 0	–	138,965	– 0	–	138,965
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(436,590)	– 0	–	(436,590)
Call Options Written	– 0	–	(2,535)	– 0	–	(2,535)
Put Options Written	– 0	–	(13,149)	– 0	–	(13,149)
Centrally Cleared Credit Default Swaps	– 0	–	(425,085)	– 0	–	(425,085	)(b)
Centrally Cleared Interest Rate Swaps	– 0	–	(32,706)	– 0	–	(32,706	)(b)
Credit Default Swaps	– 0	–	(1,355,199)	– 0	–	(1,355,199)

Total(c)	$21,145,168	$308,522,659	$5,959,871	$335,627,698

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include credit default swaps and options written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade		Bank Loans		Emerging Markets - Corporate Bonds
Balance as of 9/30/16	$ – 0	–	$4,602,360		$52,175
Accrued discounts/(premiums)	39		11,747		– 0	–
Realized gain (loss)	– 0	–	1,684		– 0	–
Change in unrealized appreciation/depreciation	(2,591)		(14,155)		(20,924)
Purchases	312,245		1,902,257		– 0	–
Sales/Paydowns	– 0	–	(2,910,016)		– 0	–
Transfers in to Level 3	– 0	–	850,045		– 0	–
Transfers out of Level 3	– 0	–	(1,207,154)		– 0	–

Balance as of 9/30/17	$309,693		$3,236,768		$31,251

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17(a)	$(2,591)		$15,400		$(20,924)

	Asset- Backed Securities		Collateralized Mortgage Obligations		Collateralized Loan Obligations
Balance as of 9/30/16	$1,066,992		$122,935		$ – 0	–
Accrued discounts/(premiums)	– 0	–	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	3,218		(306)		1,548
Purchases	603,000		– 0	–	550,000
Sales/Paydowns	(10,500)		(122,629)		– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 9/30/17	$1,662,710		$ – 0	–	$551,548

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17(a)	$3,218		$ – 0	–	$1,548

	Commercial Mortgage- Backed Securities		Total
Balance as of 9/30/16	$1,146,188		$6,990,650
Accrued discounts/(premiums)	458		12,244
Realized gain (loss)	23,970		25,654
Change in unrealized appreciation/depreciation	(27,568)		(60,778)
Purchases	– 0	–	3,367,502
Sales/Paydowns	(975,147)		(4,018,292)
Transfers in to Level 3	– 0	–	850,045
Transfers out of Level 3	– 0	–	(1,207,154)

Balance as of 9/30/17	$167,901		$5,959,871	(b)

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17(a)	$(7,106)		$(10,455)

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(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of September 30, 2017, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars

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at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Portfolio’s average daily net assets. Effective January 1, 2017 the advisory fee was reduced from .60% to .55% of the first $2.5 billion, .55% to .50% of the next $2.5 billion and .50% to .45% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .95%, 1.70%, .70%, 1.20%, .95% and ..70% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Effective January 1, 2017 the Expense Caps were reduced from 1.05% to .95%, 1.80% to 1.70%, .80% to .70%, 1.30% to 1.20%, 1.05% to .95% and .80% to .70% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Effective January 29, 2016 the Expense Caps were increased from 1.75% to 1.80%, .75% to .80%, 1.25% to 1.30%, 1.00% to 1.05% and .75% to .80% of the daily average net assets for the Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Expense Caps may not be terminated before January 31, 2018. For the year ended September 30, 2017, such reimbursements/waivers amounted to $229,482.

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Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended September 30, 2017, the reimbursement for such services amounted to $64,100.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $52,298 for the year ended September 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $1,814 from the sale of Class A shares and received $1,131 and $8,125 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended September 30, 2017.

During the year ended September 30, 2017, the Adviser reimbursed the Portfolio $49 for trading losses incurred due to a trade entry error.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended September 30, 2017, such waiver amounted to $76,102.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended September 30, 2017 is as follows:

Fund	Market Value 9/30/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$65,830	$165,323	$210,122	$21,031	$181

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Brokerage commissions paid on investment transactions for the year ended September 30, 2017 amounted to $56,525, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Effective January 29, 2016, payments under the Class A plan are limited to .25% of the Portfolio’s average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $234,098, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$189,622,665	$123,208,214
U.S. government securities	4,269,181	4,598,104

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$331,521,027

Gross unrealized appreciation	$7,805,805
Gross unrealized depreciation	(3,213,190)

Net unrealized appreciation	$4,592,615

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2017, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally,

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the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio was permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At September 30, 2017, the maximum payments for written put options amounted to $21,083,600. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended September 30, 2017, the Portfolio held purchased options for hedging and non-hedging purposes.

During the year ended September 30, 2017, the Portfolio held written options for hedging purposes.

During the year ended September 30, 2017, the Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the

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contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2017, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2017, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $2,370,000.

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Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2017, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2017, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements

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include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by OTC counterparty tables below.

During the year ended September 30, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$114,076	*		$

Credit contracts	Receivable/ Payable for variation margin on exchange traded swaps	26,765	*	Receivable/ Payable for variation margin on exchange traded swaps		20,300	*

Interest rate contracts	Receivable/ Payable for variation margin on exchange traded swaps	135,534	*	Receivable/ Payable for variation margin on exchange traded swaps		32,706	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$216,268	Unrealized depreciation on forward currency exchange contracts	$436,590

Equity contracts	Investments in securities, at value	51,628

Equity contracts			Options written, at value	15,684

Credit contracts	Unrealized appreciation on credit default swaps	502,616	Unrealized depreciation on credit default swaps	516,981

Equity contracts	Unrealized appreciation on total return swaps	138,965

Total		$1,185,852		$1,022,261

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(546,086)	$100,740

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	59,696	– 0	–

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(199,720)	(121,560)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(63,361)	$28,317

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(440,376)	70,138

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,275,719)	(50,824)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	414,387	17,067

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	141,212	(14,467)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(46,936)	255,680

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	653,332	(95,484)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$2,257,334	$(219,945)

Total		$953,763	$(30,338)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2017:

Futures:
Average original value of buy contracts	$2,604,356	(a)
Average original value of sale contracts	$17,462,721	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,611,320
Average principal amount of sale contracts	$26,094,094

Purchased Options:
Average monthly cost	$196,076

Options Written:
Average notional amount	$178,285

Swaptions Written:
Average notional amount	$25,406,833	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$6,261,538

Credit Default Swaps:
Average notional amount of buy contracts	$2,320,833	(c)
Average notional amount of sale contracts	$13,933,686

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$10,301,874
Average notional amount of sale contracts	$13,212,566

Total Return Swaps:
Average notional amount	$49,962,231

(a)	Positions were open for seven months during the year.

(b)	Positions were open for five months during the year.

(c)	Positions were open for eleven months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at year end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and

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liabilities by counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of September 30, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table. At September 30, 2017, the total derivative assets and liabilities not subject to netting arrangements were $582,042 and $473,475, respectively.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$61,017	$(11,037)	$	– 0	–	$	– 0	–	$49,980
Barclays Bank PLC	243,430	(243,430)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	41,282	(19,029)	– 0	–	– 0	–	22,253
Citibank, NA	266,682	– 0	–	(260,000)	– 0	–	6,682
Credit Suisse International	208,850	(317)	– 0	–	– 0	–	208,533
Deutsche Bank AG	44,326	(44,326)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	586,250	(586,250)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	80,725	(25,759)	– 0	–	– 0	–	54,966
State Street Bank & Trust Co.	20,911	(1,846)	– 0	–	– 0	–	19,065

Total	$1,553,473	$(931,994)	$(260,000)	$	– 0	–	$361,479	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$11,037	$(11,037)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	472,374	(243,430)	– 0	–	– 0	–	228,944
BNP Paribas SA	19,029	(19,029)	– 0	–	– 0	–	– 0	–
Credit Suisse International	317	(317)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	501,482	(44,326)	– 0	–	– 0	–	457,156
Goldman Sachs Bank USA/Goldman Sachs International	749,804	(586,250)	– 0	–	– 0	–	163,554
JPMorgan Chase Bank, NA	25,759	(25,759)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital services, Inc.	10,141	– 0	–	– 0	–	– 0	–	10,141
State Street Bank & Trust Co.	1,846	(1,846)	– 0	–	– 0	–	– 0	–

Total	$1,791,789	$(931,994)	$	– 0	–	$	– 0	–	$859,795	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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3. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2017, the Portfolio had the following bridge loan commitment outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Beacon Roofing Supply INC.	$ 293,478	$ – 0 –

During the year ended September 30, 2017, the Portfolio did not receive commitment fees or additional funding fees.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2017	Year Ended September 30, 2016

Class A
Shares sold	658,562	1,676,945		$6,805,119	$16,709,343

Shares issued in reinvestment of dividends and distributions	61,770	74,411		639,851	746,708

Shares converted from Class C	102,993	– 0	–	1,072,144	– 0	–

Shares redeemed	(1,237,669)	(2,331,330)		(12,802,993)	(23,375,896)

Net decrease	(414,344)	(579,974)		$(4,285,879)	$(5,919,845)

Class C
Shares sold	599,360	1,114,641		$6,188,952	$11,102,910

Shares issued in reinvestment of dividends and distributions	49,933	59,314		516,951	594,129

Shares converted to Class A	(103,092)	– 0	–	(1,072,144)	– 0	–

Shares redeemed	(899,112)	(1,160,746)		(9,305,837)	(11,618,682)

Net increase (decrease)	(352,911)	13,209		$(3,672,078)	$78,357

Advisor Class
Shares sold	11,189,542	13,095,532		$115,559,172	$131,423,717

Shares issued in reinvestment of dividends and distributions	699,474	687,676		7,238,271	6,892,213

Shares redeemed	(10,635,949)	(9,554,721)		(109,950,513)	(95,299,766)

Net increase	1,253,067	4,228,487		$12,846,930	$43,016,164

There were no transactions in capital shares for Class R, Class K and Class I for the year ended September 30, 2017 and the year ended September 30, 2016.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments

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in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio’s invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of portfolio shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2017.

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NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$12,196,920	$11,072,204

Total taxable distributions paid	$12,196,920	$11,072,204

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses and other losses	$(7,477,237	)(a)
Other losses	(1,821,751	)(b)
Unrealized appreciation/(depreciation)	4,598,762	(c)

Total accumulated earnings/(deficit)	$(4,700,226	)(d)

(a)	As of September 30, 2017, the Portfolio had a net capital loss carryforward of $7,477,237.

(b)	As of September 30, 2017, the Portfolio had a qualified late-year ordinary loss deferral of $1,821,751.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2017, the Portfolio had a net short-term capital loss carryforward of $980,729 and a net long-term capital loss carryforward of $6,496,508, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, foreign currency reclassifications, and contributions from the Adviser resulted in a net increase in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization

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period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 10.31		$ 9.97		$ 10.49		$ 10.60		$ 10.50

Income From Investment Operations
Net investment income(a)(b)	.33		.34		.39		.38		.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12		.37		(.39)		(.06)		.17	†
Contributions from Affiliates	0.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.45		.71		– 0	–	.32		.60

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.37)		(.48)		(.41)		(.48)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.02)		(.02)
Tax return of capital	– 0	–	– 0	–	(.04)		– 0	–	– 0	–

Total dividends and distributions	(.36)		(.37)		(.52)		(.43)		(.50)

Net asset value, end of period	$ 10.40		$ 10.31		$ 9.97		$ 10.49		$ 10.60

Total Return
Total investment return based on net asset value(d)	4.44%		7.29	%‡	(.09)%		2.99%		5.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,596		$27,656		$32,515		$56,628		$44,288
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	.95%		1.04%		1.05%		1.05%		1.05%
Expenses, before waivers/reimbursements(e)^	1.04%		1.11%		1.13%		1.13%		1.39%
Net investment income(b)	3.18%		3.42%		3.77%		3.57%		4.24%
Portfolio turnover rate	46%		57%		40%		40%		60%

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 10.30		$ 9.96		$ 10.48		$ 10.59		$ 10.50

Income From Investment Operations
Net investment income(a)(b)	.25		.27		.32		.31		.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13		.37		(.40)		(.07)		.13	†
Contributions from Affiliates	0.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.38		.64		(.08)		.24		.51

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.30)		(.40)		(.33)		(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.02)		(.02)
Tax return of capital	– 0	–	– 0	–	(.04)		– 0	–	– 0	–

Total dividends and distributions	(.28)		(.30)		(.44)		(.35)		(.42)

Net asset value, end of period	$ 10.40		$ 10.30		$ 9.96		$ 10.48		$ 10.59

Total Return
Total investment return based on net asset value(d)	3.76%		6.52	%‡	(.79)%		2.27%		4.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,083		$30,478		$29,336		$32,323		$18,920
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	1.70%		1.77%		1.75%		1.75%		1.75%
Expenses, before waivers/reimbursements(e)^	1.79%		1.85%		1.84%		1.84%		2.10%
Net investment income(b)	2.43%		2.68%		3.07%		2.87%		3.57%
Portfolio turnover rate	46%		57%		40%		40%		60%

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended September 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 10.30		$ 9.95		$ 10.48		$ 10.59		$ 10.49

Income From Investment Operations
Net investment income(a)(b)	.36		.37		.42		.41		.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12		.38		(.40)		(.06)		.16	†
Contributions from Affiliates	0.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.48		.75		.02		.35		.63

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.40)		(.50)		(.44)		(.51)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.02)		(.02)
Tax return of capital	– 0	–	– 0	–	(.05)		– 0	–	– 0	–

Total dividends and distributions	(.39)		(.40)		(.55)		(.46)		(.53)

Net asset value, end of period	$ 10.39		$ 10.30		$ 9.95		$ 10.48		$ 10.59

Total Return
Total investment return based on net asset value(d)	4.80%		7.69	%‡	.11%		3.30%		6.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$283,856		$268,421		$217,429		$296,386		$136,646
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	.70%		.77%		.75%		.75%		.75%
Expenses, before waivers/reimbursements(e)^	.79%		.84%		.84%		.84%		1.10%
Net investment income(b)	3.45%		3.66%		4.07%		3.86%		4.55%
Portfolio turnover rate	46%		57%		40%		40%		60%

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended September 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 10.31		$ 9.97		$ 10.49		$ 10.60		$ 10.50

Income From Investment Operations
Net investment income(a)(b)	.31		.32		.37		.36		.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11		.37		(.40)		(.07)		.13	†
Contributions from Affiliates	0.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.42		.69		(.03)		.29		.57

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.35)		(.45)		(.38)		(.45)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.02)		(.02)
Tax return of capital	– 0	–	– 0	–	(.04)		– 0	–	– 0	–

Total dividends and distributions	(.33)		(.35)		(.49)		(.40)		(.47)

Net asset value, end of period	$ 10.40		$ 10.31		$ 9.97		$ 10.49		$ 10.60

Total Return
Total investment return based on net asset value(d)	4.17%		7.03%		(.31)%		2.76%		5.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10		$10		$11		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	1.20%		1.28%		1.25%		1.25%		1.25%
Expenses, before waivers/reimbursements(e)^	1.30%		1.35%		1.33%		1.34%		1.66%
Net investment income(b)	2.96%		3.17%		3.55%		3.38%		4.14%
Portfolio turnover rate	46%		57%		40%		40%		60%

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended September 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 10.31		$ 9.96		$ 10.49		$ 10.60		$ 10.50

Income From Investment Operations
Net investment income(a)(b)	.33		.34		.39		.39		.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12		.38		(.40)		(.07)		.13	†
Contributions from Affiliates	0.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.45		.72		(.01)		.32		.60

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.37)		(.48)		(.41)		(.48)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.02)		(.02)
Tax return of capital	– 0	–	– 0	–	(.04)		– 0	–	– 0	–

Total dividends and distributions	(.36)		(.37)		(.52)		(.43)		(.50)

Net asset value, end of period	$ 10.40		$ 10.31		$ 9.96		$ 10.49		$ 10.60

Total Return
Total investment return based on net asset value(d)	4.43%		7.40	%‡	(.16)%		3.01%		5.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10		$10		$11		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	.95%		1.03%		1.00%		1.00%		1.00%
Expenses, before waivers/reimbursements(e)^	1.04%		1.08%		1.07%		1.08%		1.40%
Net investment income(b)	3.21%		3.41%		3.80%		3.63%		4.39%
Portfolio turnover rate	46%		57%		40%		40%		60%

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended September 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 10.31		$ 9.97		$ 10.49		$ 10.60		$ 10.50

Income From Investment Operations
Net investment income(a)(b)	.36		.37		.42		.42		.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12		.37		(.39)		(.07)		.11	†
Contributions from Affiliates	0.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.48		.74		.03		.35		.63

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.40)		(.50)		(.44)		(.51)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.02)		(.02)
Tax return of capital	– 0	–	– 0	–	(.05)		– 0	–	– 0	–

Total dividends and distributions	(.39)		(.40)		(.55)		(.46)		(.53)

Net asset value, end of period	$ 10.40		$ 10.31		$ 9.97		$ 10.49		$ 10.60

Total Return
Total investment return based on net asset value(d)	4.69%		7.60	%‡	.26%		3.35%		6.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10		$9		$10		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	.70%		.78%		.75%		.75%		.75%
Expenses, before waivers/reimbursements(e)^	.75%		.84%		.84%		.84%		1.16%
Net investment income(b)	3.46%		3.70%		4.10%		3.95%		4.72%
Portfolio turnover rate	46%		57%		40%		40%		60%

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended September 30, 2017, such waiver amounted to 0.02% annualized for the Portfolio.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

‡	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios of 0.02% for the year ended September 30, 2017.

See notes to financial statements.

88 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Limited

Duration High Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Limited Duration High Income Portfolio (the “Portfolio”), one of the portfolios constituting the AB Bond Fund, Inc., as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Limited Duration High Income Portfolio of AB Bond Fund, Inc. at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 29, 2017

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2017. For individual shareholders, the Portfolio designates 0.31% of dividends paid as qualified dividend income. For corporate shareholders, 0.31% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 63.29% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

90 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gershon M. Distenfeld(2), Vice President Ivan Rudolph-Shabinsky(2), Vice President	Ashish C. Shah(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and
Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its Limited Duration High Income Investment Team.
Mr. Gershon M. Distenfeld, Mr. Ashish C. Shah and Mr. Ivan Rudolph-Shabinsky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 76 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin,## 75 (1998)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey,## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr.,## 85 (1998)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy,## 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	93	None

Nancy P. Jacklin,## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; and Director of Partners Community Physicians Organization (healthcare) from 2014 until November 2016; and Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	96	None

Earl D. Weiner,## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Funds’ Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualification to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

#	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s officers is listed below.

NAME, ADDRESS,* AND AGE	POSITIONS HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 57	President and Chief Executive Officer	See biography above.

Philip L Kirstein, 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gershon M. Distenfeld, 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Ivan Rudolph-Shabinsky 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Ashish C. Shah, 47	Vice President	Senior Vice President of the Adviser** with which he has been associated since prior to 2012.

Emilie D. Wrapp, 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2012.

Joseph J. Mantineo, 58	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2012.

Phyllis J. Clarke, 56	Controller	Vice President of ABIS,** with which she has been associated since prior to 2012.

Vincent S. Noto, 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended (the “Advisory Agreement”) to effect a fee reduction, in respect of AB Limited Duration High Income Portfolio (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The

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material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective January 1, 2017) with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive

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orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the expense cap level by the Adviser effective January 1, 2017. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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NOTES

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NOTES

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NOTES

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 107

NOTES

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AB LIMITED DURATION HIGH INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

LDHI-0151-0917

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Limited Duration High Income Portfolio	2016	$111,484	$15	$24,274
	2017	$111,484	$25	$24,791

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Limited Duration High Income Portfolio	2016	$384,419	$24,289
			$(15)
			$(24,274)

	2017	$654,271	$24,816
			$(25)
			$(24,791)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 29, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2017